Exhibit 99.1

SPAR Group Announces New Chief Financial Officer

Promotes Independent Board Members to Chairman & Vice Chairman

WHITE PLAINS, N.Y., August 19, 2020 -- SPAR Group, Inc. (Nasdaq:SGRP), a leading supplier of retail merchandising, business technology and other marketing services in 10 countries throughout North America, Latin America, Asia Pacific and Africa, today announced that Fay DeVriese will join the company as chief financial officer (CFO). Ms. DeVriese will succeed Jim Segreto, who is retiring following a successful 23-year career at SPAR Group. Ms. DeVriese will lead SPAR Group’s financial operations and regional finance teams. Mr. Segreto will continue to work with the Company as a consultant and assist through the transition.

“I am very pleased to welcome Fay to the SPAR Group family. She is a proven senior financial executive and leader, and will play a vital role in our success,” commented Arthur H. Baer, chairman of the board of directors of SPAR Group. “On Behalf of the board and the rest of our team at SPAR, I would also like to express our sincere appreciation for Jim’s contribution and dedication to SPAR over the past 23 years. He has been instrumental in building very strong financial functions to support our business growth. We wish him all the best on his well-deserved retirement.”

Ms. DeVriese joins SPAR with more than 25 years of global experience in corporate and business accounting and finance.  Most recently she served as Chief Financial Officer at Letica Corporation and has served in financial leadership roles at DSM Engineering Plastics, Eaton Corporation, Continental Automotive Systems and Motorola.  Ms. DeVriese is a CPA, licensed in the State of New York.  She earned a BBA from the State University of New York.

Separately, the Company announced Arthur H. Baer, has been appointed to chairman of the board of directors of SPAR Group and that Igor Novgorodtsev, has been appointed to vice chairman.

Mr. Baer joined the board on September 3, 2019 as an independent board member and continues to serve as chairman of the Audit Committee and serves on the Governance Committee. Prior to his retirement, he most recently served as President of the $4 billion Europe/Middle East/ Africa operations for Arrow Electronics. He was also director and Audit Committee Chair for Seneca Foods, Inc for 20 years, Dean of the College of Business and Administration at Drexel University, and Town Mayor and County Executive in Columbia County New York.

Mr. Novgorodtsev was appointed as an independent board member on May 28, 2020 and serves as chairman of the Compensation Committee and serves on the Audit and Governance Committees. He is the CEO and founder of FlashAlert, low-latency market news service, and Managing Director of Lares Capital LLC, an investment fund. He brings to the board extensive knowledge and experience in international finance, capital markets and technology.

About SPAR Group

SPAR Group, Inc. is a diversified international merchandising and marketing services Company and provides a broad array of services worldwide to help companies improve their sales, operating efficiency and profits at retail locations. The Company provides merchandising and other marketing services to manufacturers, distributors and retailers worldwide and coordinates the operations through the use of multi-lingual proprietary technology which drives the logistics, communication and reporting for global operations and customers. SPAR works primarily in mass merchandiser, office supply, value, grocery, drug, independent, convenience, home improvement and electronics stores; as well as providing furniture and other product assembly services, audit services, in-store events, technology services and marketing research. The Company has supplied projects and product services in the United States since certain of its predecessors were formed in 1979 and internationally since the Company acquired its first international subsidiary in Japan, in May of 2001. Product services include restocking and adding new products, removing spoiled or outdated products, resetting categories "on the shelf" in accordance with client or store schematics, confirming and replacing shelf tags, setting new sale or promotional product displays and advertising, replenishing kiosks, providing in-store event staffing and providing assembly services in stores, homes and offices. Audit services include price audits, point of sale audits, out of stock audits, intercept surveys and planogram audits. Other merchandising services include whole store or departmental product sets or resets (including new store openings), new product launches, in-store demonstrations, special seasonal or promotional merchandising, focused product support and product recalls. The Company currently does business in ten countries that encompass approximately 50% of the total world population through its operations in the United States, Canada, Japan, South Africa, India, China, Australia, Mexico, Brazil and Turkey. For more information, please visit the SPAR Group's website at http://www.sparinc.com.

Forward Looking Statements

This Press Release contains "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, the Company and its subsidiaries, and this Press Release has been filed by the Company with the SEC. "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and the Exchange Act, "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend," "believe," "estimate," "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Current Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and the potential negative effects of the novel coronavirus and COVID-19 pandemic on the Company's business, the Company's potential non-compliance with applicable Nasdaq director independence, bid price or other rules, the departure of the Company's CEO and CFO, the integration and suitability of the Company's new CFO, the likely hood of finding and hiring a suitable replacement CEO for the Company, the Company's cash flow or financial condition, the Company's cash flow later this year, or the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, greater productivity & efficiency, and increased earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company's client base and contracts, continuing to strengthen its balance sheet, growing revenues and improving profitability through organic growth, new business development and strategic acquisitions, and continuing to control costs.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, Risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's common stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.